SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 19, 2006

                                DUNE ENERGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                             0-27897                        95-4737507
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State of                            Commission                      IRS Employer
Incorporation                       File Number                     I.D. Number

              3050 Post Oak Blvd., Suite 695, Houston, Texas 77056
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                     Address of principal executive offices

                  Registrant's telephone number: (713) 888-0895

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      As we disclosed in our quarterly report on Form 10-QSB for the quarter ended March 31, 2006, an industry-wide shortage of available drilling rigs and the resulting delays in procuring rigs have caused the postponement of the time at which we can expect revenues from our properties. As a consequence, we needed and have obtained waivers through July 31, 2006, from our senior and subordinated lenders, of compliance with certain covenants in our lending arrangements requiring certain levels of income from operations. We have agreed with our senior and subordinated lenders to certain changes in our respective contractual arrangements as a result of the delay described above, including the payment of certain interest amounts in subordinated notes rather than cash under our subordinated facility. We have also agreed to increase the rate of interest payable to our senior lenders on outstanding indebtedness by two percent per annum effective from June 1, 2006.

      As a result of the delay in obtaining drilling rigs referred to above and, consequently, of our inability to produce levels of income from drilling operations sufficient to meet the tests set forth in our senior credit facility which we entered into in November 2005, we and our senior lenders have embarked on negotiations with a view to reaching agreement on restructuring or refinancing our senior credit facility on terms and conditions satisfactory to us, to our subordinated lender and to a majority in interest of our senior lenders on or before July 31, 2006. In the event a commitment satisfactory to a majority in interest of our senior lenders is not reached by July 31, 2006, we will then owe such lenders a fee of $50,000.

      Such changes are embodied in a Third Amendment to the Credit Agreement relating to our senior credit facility, which amendment was executed on June 19, 2006 and was effective by its terms as of June 1, 2006. Management does not believe that our operations or our prospects are materially affected by the increase in the interest rate on outstanding senior indebtedness.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit 10.1 Third Amendment, dated as of June 1, 2006, to the Registrant's Credit Agreement with lenders and Standard Bank PLC as the administrative agent for the lenders.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2006

                                              DUNE ENERGY, INC.

                                              By: /s/ Hugh Idstein
                                                  ------------------------------
                                                  Hugh Idstein,
                                                  Chief Financial Officer


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